BlackRock Bond Fund, Inc.

BlackRock Total Return Fund

Investor A, Investor B, Investor C, Institutional and Class R Shares

(the “Fund”)

Supplement dated November 21, 2014 to the Prospectus dated January 28, 2014

Effective immediately, BlackRock Advisors, LLC (“BlackRock”) has agreed to reduce the management fees payable by the Fund to BlackRock, the Fund’s investment manager, and has agreed contractually to cap certain expenses of Investor A, Investor B, Investor C, Institutional and Class R Shares of the Fund. To achieve these expense caps, BlackRock has agreed to waive or reimburse fees or expenses if the Fund’s total annual fund operating expenses, excluding certain expenses described in the Prospectus, exceed a certain limit. This contractual expense cap replaces BlackRock’s contractual and voluntary expense caps with respect to Investor A, Investor C, Institutional and Class R Shares of the Fund and BlackRock’s voluntary expense cap with respect to Investor B Shares of the Fund. Accordingly, the Fund’s Prospectus is amended as follows:

The fee table and example under the section of the Prospectus entitled “Key Facts About BlackRock Total Return Fund – Fees and Expenses of the Fund” are deleted in their entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the fund complex advised by BlackRock Advisors, LLC (“BlackRock”) or its affiliates. More information about these and other discounts is available from your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (including BlackRock, The PNC Financial Services Group, Inc. (“PNC”) and their respective affiliates) (each a “Financial Intermediary”) and in the “Details About the Share Classes” section on page 27 of the Fund’s prospectus and in the “Purchase of Shares” section on page II-71 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	4.00%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)	None[1]	4.00%[2]	1.00%[3]	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[4]	Investor A Shares	Investor B Shares	Investor C Shares	Institutional Shares	Class R Shares
Management Fee[5]	0.36%	0.36%	0.36%	0.36%	0.36%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	1.00%	None	0.50%
Other Expenses	0.44%	0.70%	0.44%	0.38%	0.48%
Interest Expense	0.21%	0.21%	0.21%	0.21%	0.21%
Other	0.23%	0.49%	0.23%	0.17%	0.27%
Other Expenses of the Subsidiary[6]	—	—	—	—	—
Total Annual Fund Operating Expenses	1.05%	1.81%	1.80%	0.74%	1.34%
Fee Waivers and/or Expense Reimbursements[5]	(0.05)%	(0.31)%	(0.14)%	(0.08)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Waivers and /or Expense Reimbursements[5]	1.00%	1.50%	1.66%	0.66%	1.25%

[1]	A contingent deferred sales charge (“CDSC”) of 0.75% is assessed on certain redemptions of Investor A Shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase of an investment of $1,000,000 or more.

[2]	The CDSC is 4.00% if shares are redeemed within two years. The CDSC for Investor B Shares decreases for redemptions made in subsequent years. After six years there is no CDSC on Investor B Shares. (See the section “Details About the Share Classes — Investor B Shares” for the complete schedule of CDSCs.)

[3]	There is no CDSC on Investor C Shares after one year.

[4]	The fees and expenses shown in the table and the example that follows include both the expenses of the Fund and the Fund’s share of the allocated expenses of Master Total Return Portfolio (the “Master Portfolio”).

[5]	BlackRock receives a management fee from the Master Portfolio for investment advisory and certain administrative services at the annual rate of 0.07% of the Master Portfolio’s average daily net assets, a portion of which is paid indirectly by the Fund, and receives a management fee from the Fund for investment advisory and certain administrative services at the annual rate of 0.29% of the Fund’s average daily net assets for an overall management fee rate paid by the Fund of 0.36%. In addition, as described in the “Management of the Fund” section of the Fund’s prospectus on page 43, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) to 0.79% (for Investor A Shares), 1.29% (for Investor B Shares), 1.45% (for Investor C Shares), 0.45% (for Institutional Shares) and 1.04% (for Class R Shares) of average daily net assets until January 31, 2017. These contractual agreements may be terminated upon 90 days’ notice by a majority of the independent directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

[6]	Other expenses of the BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”) were less than 0.01% for the Fund’s last fiscal year.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor A Shares	$498	$711	$ 947	$1,622
Investor B Shares	$553	$808	$1,121	$2,074
Investor C Shares	$269	$538	$ 948	$2,092
Institutional Shares	$ 67	$220	$ 395	$ 903
Class R Shares	$127	$406	$ 716	$1,597

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Investor B Shares	$153	$508	$921	$2,074
Investor C Shares	$169	$538	$948	$2,092

The fourth paragraph and the table immediately below the fourth paragraph in the section of the Prospectus entitled “Management of the Fund — BlackRock” are deleted and replaced with the following:

With respect to the Fund and the Master Portfolio, the maximum actual management fees payable to BlackRock (as a percentage of average daily net assets) are as follows:

	Rates of Management Fees
Aggregate average daily Net Assets of the combined Funds	Total Return Fund[1]	Master Portfolio
Up to $250 million	0.32%	0.16%
Over $250 million up to $500 million	0.31%	0.12%
Over $500 million up to $750 million	0.30%	0.08%
Over $750 million	0.29%	0.05%

[1]	Under the terms of the management agreement between the Corporation, on behalf of the Fund, and BlackRock, this contractual management fee applies to the Fund for as long as the Fund invests in the Master Portfolio or another master fund advised by BlackRock or an affiliate thereof in a master/feeder structure. If the Fund ceases to operate as a feeder fund in a master/feeder structure, the maximum actual management fees payable to BlackRock (as a percentage of average daily net assets) by the Fund are as follows: 0.48% (up to $250 million), 0.43% (over $250 million and up to $500 million), 0.38% (over $500 million and up to $750 million) and 0.34% (over $750 million).

The seventh and eighth paragraphs and the table immediately below the eighth paragraph in the section of the Prospectus entitled “Management of the Fund – BlackRock” are deleted and replaced with the following:

BlackRock has contractually agreed to cap net expenses (excluding (i) interest, taxes, dividends tied to short sales, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles; (ii) expenses incurred directly or indirectly by the Fund as a result of investments in other investment companies and pooled investment vehicles; (iii) other expenses attributable to, and incurred as a result of, the Fund’s investments; and (iv) other extraordinary expenses (including litigation expenses) not incurred in the ordinary course of the Fund’s business, if any), of each share class of the Fund at the levels shown both below and in the Fund’s fees and expenses table in the Fund Overview section of this prospectus). Items (i), (ii), (iii) and (iv) in the preceding sentence are referred to in this prospectus as “Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses.” To achieve these expense caps, BlackRock has agreed to waive or reimburse fees or expenses if these operating expenses exceed a certain limit.

With respect to the Fund, BlackRock has agreed to contractually waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses to the amounts noted in the table below.

Contractual Caps on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)[1]
Investor A Shares	0.79%
Investor B Shares	1.29%
Investor C Shares	1.45%
Institutional Shares	0.45%
Class R Shares	1.04%

*	As a percentage of average daily net assets.

[1]	The contractual caps are in effect until January 31, 2017. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.

Shareholders should retain this Supplement for future reference.

PR-10046-1114SUP